UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2016

ALBEMARLE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia	001-12658	54-1692118
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

451 Florida Street, Baton Rouge, Louisiana 70801

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (225) 388-8011

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 10, 2016, Albemarle Corporation (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). During the Annual Meeting, shareholders of the Company were asked to consider and vote upon three proposals: (1) approval of a non-binding advisory resolution approving the compensation of the Company’s named executive officers; (2) election of the eleven nominees to the Board of Directors set forth in the 2016 Proxy Statement; and (3) ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm.

As of the record date for the Annual Meeting, March 11, 2016, there were 112,296,850 shares of common stock outstanding and entitled to vote, of which the holders of 104,664,428 shares of common stock were represented in person or by proxy at the Annual Meeting. For each proposal, the results of the shareholder voting were as follows:

1. Advisory vote on executive compensation. The shareholders approved on a non-binding advisory basis the compensation of the Company’s named executive officers by the votes set forth in the table below.

Voted For	Voted Against	Abstain	Broker Non-Votes
96,859,135	2,215,145	313,826	5,274,322

2. Election of directors. All of the director nominees were elected to serve for a term which expires at the annual meeting of shareholders in 2016, by the votes set forth in the table below.

Nominee	Voted For	Withheld
Jim W. Nokes	98,858,550	529,556
William H. Hernandez	98,722,512	665,594
Luther C. Kissam, IV	98,857,667	530,439
Douglas L. Maine	98,760,338	627,768
J. Kent Masters	98,857,361	530,745
James J. O’Brien	98,844,300	543,806
Barry W. Perry	98,693,420	694,686
John Sherman, Jr.	98,558,765	829,341
Gerald A. Steiner	98,859,072	529,034
Harriett Tee Taggart	98,833,463	554,643
Alejandro Wolff	98,821,816	566,290

There were 5,274,322 broker non-votes received for each nominee.

3. Ratification of appointment of independent registered public accounting firm. The appointment of PricewaterhouseCoopers LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, was ratified by the shareholders by the votes set forth in the table below.

Voted For	Voted Against	Abstain
104,121,309	288,359	252,760

The proposal to ratify the appointment of PricewaterhouseCoopers LLC was a routine matter and, therefore, there were no broker non-votes relating to this matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ALBEMARLE CORPORATION

Date: May 10, 2016	By:	/s/ Karen G. Narwold
Senior Vice President, General Counsel, Corporate & Government Affairs, and Corporate Secretary